Cash and Investments	12 Months Ended
Dec. 27, 2014
Investments and Cash [Abstract]
Cash And Investments [Text Block]
Note 5: Cash and Investments
Cash and investments at the end of each period were as follows:

(In Millions)	Dec 27, 2014	Dec 28, 2013
Available-for-sale investments	$13,038	$18,086
Cash	805	854
Equity method investments	1,446	1,038
Loans receivable	971	1,072
Non-marketable cost method investments	1,769	1,270
Reverse repurchase agreements	718	800
Trading assets	9,063	8,441
Total cash and investments	$27,810	$31,561

Available-for-Sale Investments
Available-for-sale investments at the end of each period were as follows:

	December 27, 2014				December 28, 2013
(In Millions)	Adjusted Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Adjusted Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities	$8	$—	$(2)	$6	$11	$—	$(2)	$9
Corporate debt	2,040	13	(5)	2,048	4,254	15	(3)	4,266
Financial institution instruments	3,146	2	(1)	3,147	5,654	5	(1)	5,658
Government debt	741	—	(1)	740	1,932	1	(1)	1,932
Marketable equity securities	3,318	3,779	—	7,097	3,340	2,881	—	6,221
Total available-for-sale investments	$9,253	$3,794	$(9)	$13,038	$15,191	$2,902	$(7)	$18,086

Government debt includes instruments such as non-U.S. government securities and U.S. agency securities. Financial institution instruments include instruments issued or managed by financial institutions in various forms, such as commercial paper, fixed and floating rate bonds, money market fund deposits, and time deposits. Time deposits were primarily issued by institutions outside the U.S. as of December 27, 2014 and December 28, 2013.
During 2014, we sold available-for-sale investments for proceeds of $1.7 billion, of which $509 million related to sales of cash and cash equivalents ($1.3 billion in 2013, of which $339 million related to sales of cash and cash equivalents; and $3.4 billion in 2012, of which $1.1 billion related to sales of cash and cash equivalents). The gross realized gains on sales of available-for-sale investments were $136 million in 2014 ($146 million in 2013 and $166 million in 2012). We determine the cost of an investment sold on an average cost basis at the individual security level. Impairments recognized on available-for-sale investments were $5 million in 2014 ($14 million in 2013 and $36 million in 2012).
During 2012, we purchased ASML Holding N.V. (ASML) equity securities totaling $3.2 billion. This equity interest has been accounted for as an available-for-sale investment and is included as marketable equity securities in the preceding table.
For information on the unrealized holding gains (losses) on available-for-sale investments reclassified out of accumulated other comprehensive income (loss) into the consolidated statements of income, see "Note 24: Other Comprehensive Income (Loss)."
The amortized cost and fair value of available-for-sale debt investments, by contractual maturity, as of December 27, 2014 were as follows:

(In Millions)	Cost	Fair Value
Due in 1 year or less	$3,490	$3,500
Due in 1–2 years	1,003	1,004
Due in 2–5 years	964	962
Instruments not due at a single maturity date	478	475
Total	$5,935	$5,941

Equity Method Investments
Equity method investments, classified within other long-term assets, at the end of each period were as follows:

	December 27, 2014		December 28, 2013
(Dollars In Millions)	Carrying Value	Ownership Percentage	Carrying Value	Ownership Percentage
IM Flash Technologies, LLC	$713	49%	$646	49%
Cloudera, Inc.	280	17%	—	—%
Intel-GE Care Innovations, LLC	108	50%	117	50%
Other equity method investments	345		275
Total	$1,446		$1,038

IM Flash Technologies, LLC and IM Flash Singapore, LLP
Micron Technology, Inc. (Micron) and Intel formed IM Flash Technologies, LLC (IMFT) in 2006 and IM Flash Singapore, LLP (IMFS) in 2007 to manufacture NAND flash memory products for Micron and Intel. During 2012, we amended the operating agreement for IMFT and entered into agreements with Micron that modified our joint venture relationship, including an agreement to sell our ownership interest in IMFS. We received $605 million in 2012 from the sale of assets of IMFS and certain assets of IMFT to Micron.
The amended operating agreement for IMFT extended the term of IMFT to 2024, unless earlier terminated under certain terms and conditions, and provides that IMFT may manufacture certain emerging memory technologies in addition to NAND flash memory. The amended agreement also provides for certain rights that, beginning in 2015, will enable us to sell to Micron or enable Micron to purchase from us our interest in IMFT. If we exercise this right, Micron would set the closing date of the transaction within two years following such election and could elect to receive financing from us for one to two years. Additionally, our agreements with Micron include a supply agreement for Micron to supply us with NAND flash memory products. These agreements also extend and expand our NAND joint development program with Micron to include emerging memory technologies.
IMFT is a variable interest entity. All costs of the IMFT joint venture will be passed on to Micron and Intel pursuant to our purchase agreements. Intel's portion of IMFT costs, primarily related to product purchases and production-related services, was approximately $400 million in 2014 (approximately $380 million in 2013 and approximately $705 million in 2012). Subsequent to the sale of our ownership interest in IMFS in the second quarter of 2012, we no longer incur costs related to IMFS. The amount due to IMFT for product purchases and services provided was approximately $60 million as of December 27, 2014 (approximately $75 million as of December 28, 2013). IMFT returned $6 million to Intel in 2014, which is reflected as a return of equity method investment within investing activities on the consolidated statements of cash flows ($45 million in 2013 and $137 million in 2012).
IMFT depends on Micron and Intel for any additional cash needs. Our known maximum exposure to loss approximated the carrying value of our investment balance in IMFT, which was $713 million as of December 27, 2014. Except for the amount due to IMFT for product purchases and services, we did not have any additional liabilities recognized on our consolidated balance sheets in connection with our interests in this joint venture as of December 27, 2014. Our potential future losses could be higher than the carrying amount of our investment, as Intel and Micron are liable for other future operating costs or obligations of IMFT. Future cash calls could also increase our investment balance and the related exposure to loss. In addition, because we are currently committed to purchasing 49% of IMFT’s production output and production-related services, we may be required to purchase products at a cost in excess of realizable value.
We have determined that we do not have the characteristics of a consolidating investor in the variable interest entity and, therefore, we account for our interest in IMFT (and accounted for our prior interest in IMFS) using the equity method of accounting.
Cloudera, Inc.
During 2014, we invested in Cloudera, Inc. (Cloudera). Our fully-diluted ownership interest in Cloudera is 17% as of December 27, 2014. Our investment is accounted for under the equity and cost methods of accounting based on the rights associated with different securities we own, and is classified within other long-term assets. As of December 27, 2014, the carrying value of our equity method investment was $280 million and of our cost method investment was $454 million.
Intel-GE Care Innovations, LLC
During 2011, Intel and General Electric Company (GE) formed Intel-GE Care Innovations, LLC (Care Innovations), an equally owned joint venture in the healthcare industry, that focuses on independent living and delivery of health-related services by means of telecommunications. The company was formed by combining assets of GE Healthcare’s Home Health division and Intel’s Digital Health Group.
Care Innovations is a variable interest entity and depends on Intel and GE for any additional cash needs. Our known maximum exposure to loss approximated the carrying value of our investment balance in Care Innovations, which was $108 million as of December 27, 2014.
Intel and GE equally share the power to direct all of Care Innovations' activities that most significantly impact its economic performance. We have determined that we do not have the characteristics of a consolidating investor in the variable interest entity and, therefore, we account for our interest in Care Innovations using the equity method of accounting.
Clearwire Communications, LLC
During 2013, we sold our interest in Clearwire Communications, LLC (Clearwire LLC), which we originally acquired in 2008, for proceeds of $328 million. These proceeds are included in other investing within investing activities on the consolidated statements of cash flows. We recognized a gain on the sale of our interest in Clearwire LLC of $328 million.

For proceeds received and gains recognized for each investment, see "Note 20: Gains (Losses) on Equity Investments, Net."

Non-marketable cost method investments
The carrying value of our non-marketable cost method investments was $1.8 billion as of December 27, 2014 ($1.3 billion as of December 28, 2013), of which $454 million related to our cost method investment in Cloudera. In 2014, we recognized impairments of $130 million on non-marketable cost method investments, which is included within gains (losses) on equity investments, net on the consolidated statements of income ($103 million in 2013 and $104 million in 2012).
Trading Assets
As of December 27, 2014, and December 28, 2013, all of our trading assets were marketable debt instruments. Net losses related to trading assets still held at the reporting date were $530 million in 2014 (net losses of $70 million in 2013 and net gains of $16 million in 2012). Net gains on the related derivatives were $525 million in 2014 (net gains of $86 million in 2013 and $11 million in 2012).